Reimagining Mental Health Q4 2022 Earnings Presentation • March 8, 2023 Exhibit 99.2

Forward-Looking Statements DISCLAIMERS Cautionary Note Regarding Forward-Looking Statements This presentation and related oral statements, including during any question and answer portion of the presentation, contain forward-looking statements about LifeStance Health Group, Inc. and its subsidiaries (“LifeStance”) and the industry in which LifeStance operates, including statements regarding full-year and first-quarter guidance and management’s related assumptions, future results of operations and financial position of LifeStance, which are subject to known and unknown uncertainties and contingencies outside of LifeStance's control and which are largely based on our current expectations and projections about future events and financial trends that we believe may affect LifeStance's financial condition, results of operations, business strategy, and prospects. LifeStance's actual results, events, or circumstances may differ materially from these statements. Forward-looking statements include all statements that are not historical facts. Words such as “anticipate,” “believe,” “envision,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate” and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties, factors and assumptions, including, among other things: we may not grow at the rates we historically have achieved or at all, even if our key metrics may imply future growth, including if we are unable to successfully execute on our growth initiatives and business strategies; if we fail to manage our growth effectively, our expenses could increase more than expected, our revenue may not increase proportionally or at all, and we may be unable to execute on our business strategy; our ability to recruit new clinicians and retain existing clinicians; if reimbursement rates paid by third-party payors are reduced or if third-party payors otherwise restrain our ability to obtain or deliver care to patients, our business could be harmed; we conduct business in a heavily regulated industry and if we fail to comply with these laws and government regulations, we could incur penalties or be required to make significant changes to our operations or experience adverse publicity, which could have a material adverse effect on our business, results of operations and financial condition; we are dependent on our relationships with affiliated practices, which we do not own, to provide health care services, and our business would be harmed if those relationships were disrupted or if our arrangements with these entities became subject to legal challenges; we operate in a competitive industry, and if we are not able to compete effectively, our business, results of operations and financial condition would be harmed; the impact of health care reform legislation and other changes in the healthcare industry and in health care spending on us is currently unknown, but may harm our business; if our or our vendors' security measures fail or are breached and unauthorized access to our employees' patients' or partners' data is obtained, our systems may be perceived as insecure, we may incur significant liabilities, including through private litigation or regulatory action, our reputation may be harmed, and we could lose patients and partners; our business depends on our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems; actual or anticipated changes or fluctuations in our results of operations; our existing indebtedness could adversely affect our business and growth prospects; and the other factors set forth in our filings with the Securities and Exchange Commission. The forward-looking statements, together with statements relating to our past performance, should not be regarded as a reliable indicator of our future performance. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as may be required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future mergers, dispositions, joint ventures, or investments. Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including Center Margin and Adjusted EBITDA. These non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by LifeStance may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in the Appendix to these slides or as otherwise described in these slides. Market and Industry Data This presentation also contains information regarding our market and industry that is derived from third-party research and publications. This information involves a number of assumptions and limitations. Forecasts, assumptions, expectations, beliefs, estimates and projections involve risk and uncertainties and are subject to change based on various factors.

LifeStance HEALTH

LifeStance: Reimagining Mental Healthcare

OUR MISSION Increasing access to trusted, affordable, and personalized mental healthcare

OUR VISION A truly healthy society where mental and physical healthcare are unified to make lives better

Building the Leading Outpatient Mental Health Platform

1. **National platform** with unmatched scale
2. **Multidisciplinary clinician model** composed of W-2 employed psychiatrists, APNs, psychologists & therapists
3. **Tech-enabled platform** supporting **hybrid model** of virtual and in-person care
4. **In-network reimbursement** providing affordable access to high-quality care

5,631
Clinicians
18% Y/Y Growth

$860M
Revenue | TTM
29% Y/Y Growth

5.7M
Visits | TTM
25% Y/Y Growth

600+
Centers
in 33 States

*Note: Unless otherwise stated, data is as of December 31, 2022

3

Q4 2022 and FY 2022 Financial Highlights Q4 Revenue of $229.4 million increased 21% year-over-year FY Revenue of $859.5 million increased 29% year-over-year Q4 Center Margin of $62.7 million, or 27.3% as a percentage of revenue FY Center Margin of $237.0 million, or 27.6% as a percentage of revenue Q4 Adjusted EBITDA of $10.2 million, or 4.4% as a percentage of revenue FY Adjusted EBITDA of $52.7 million, or 6.1% as a percentage of revenue Ended Q4 with a cash position of $108.6 million; for the year ended December 31, 2022, provided $52.8 million cash flow from operations, including $36.0 million during Q4 Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Q4 2022 and FY 2022 Strategy & Key Developments Total clinicians of 5,631, +18% Y/Y; 841 net clinician adds in 2022 and 200 net clinician adds in Q4 Completed 13 acquisitions in 2022, including 4 in Q4, bringing the total since inception to 90 Opened 90 de novo centers in 2022, including 9 in Q4, to support the company’s differentiated hybrid model offering both in-person and virtual care, and bringing total centers to over 600 Continued to deploy proprietary online booking and intake experience (“OBIE”) across the country, which is now live in 20 states Strengthened management team by hiring Ken Burdick as Chief Executive Officer, David Bourdon as Chief Financial Officer, and appointing Danish Qureshi to President and Chief Operating Officer Received Great Place to Work® Certification for the second straight year, reflecting feedback from current employees

Q4 2022 Results Adjusted EBITDA (in $M) Center Margin (in $M) Clinicians Revenue (in $M) 6.0% 4.4% 28.5% 27.3% Center Margin (% of total revenue) +16% +21% +18% -11% Adj. EBITDA (% of total revenue) Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Quarterly Trends Clinicians Adjusted EBITDA (in $M) Adj. EBITDA (% of total revenue) Center Margin (in $M) Revenue (in $M) Center Margin (% of total revenue) 28.5% 26.7% 28.5% 27.7% 27.3% 6.0% 6.2% 7.0% 7.1% 4.4% Note: See reconciliation of GAAP to non-GAAP measures in the Appendix to this presentation.

Balance Sheet, Cash Flow, and Capital Allocation *Long-Term Debt is Net of Current Portion and Unamortized Discount and Debt Issue Costs Balance Sheet & Cash Flow Capital Allocation Evolving from purely growth mindset to balanced set of objectives that include operational excellence, profitable growth, and disciplined capital deployment $225M Net Long-term Debt* Cash & Cash Equivalents $109M $53M Operating Cash Flow (YTD) $79M Capital Expenditures (YTD) De Novos Highly efficient model with predictable profitability Opened 9 de novos in Q4 and 90 in FY22 Acquisitions Disciplined investments to drive growth Completed 4 acquisitions in Q4 and 13 in FY22

LifeStance HEALTH

2023 Guidance

(All $ in M)	FY 2023	Q1 2023
Revenue	$980 – $1,020	$242 – $252
Center Margin	$270 – $290	$62 – $69
Adj. EBITDA	$50 – $62	$7 – $12

Planning Assumptions

- Assumes ~40-45 de novo center openings
- Assumes M&A spend of ~$40M, inclusive of up to $20M in earnouts from prior years' acquisitions
- Assumes no further COVID-related impacts or changes in the labor market environment

Note: Center Margin and Adjusted EBITDA anticipated for first quarter of 2023 and full year 2023 are calculated in a manner consistent with the historical presentation of these measures in the Appendix to this presentation. Reconciliation for the forward- looking first quarter of 2023 and full year 2023 Center Margin and Adjusted EBITDA guidance is not being provided, as LifeStance does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. LifeStance management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

9

Appendix

Quarterly Statements of Operations and Comprehensive Loss

($M)	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021 Q4	2021 Q3	2021 Q2	2021 Q1
Total Revenue	**$229.4**	**$217.6**	**$209.5**	**$203.1**	**$190.1**	**$173.8**	**$160.5**	**$143.1**
Operating expenses								
Center costs, excluding depreciation and amortization	166.7	157.3	149.7	148.9	135.8	121.8	109.3	99.1
General and administrative	89.8	81.2	103.6	103.4	152.7	162.9	85.5	32.7
Depreciation and amortization	18.9	17.9	16.7	15.7	15.4	13.8	12.8	12.2
Loss from operations	**(46.0)**	**(38.8)**	**(60.5)**	**(64.9)**	**(113.8)**	**(124.7)**	**(47.0)**	**(0.9)**
Other (expense) income								
(Loss) gain on remeasurement of contingent consideration	(2.2)	1.2	(0.2)	(0.4)	(1.1)	(0.9)	(0.3)	(0.3)
Transaction costs	(0.2)	(0.2)	(0.0)	(0.3)	(0.1)	(0.1)	(2.0)	(1.5)
Interest expense	(5.2)	(4.2)	(7.1)	(3.4)	(3.6)	(3.5)	(23.2)	(8.6)
Other expense	(0.1)	(0.1)	—	—	(0.0)	—	(1.4)	(0.1)
Total other expense	(7.7)	(3.4)	(7.3)	(4.2)	(4.9)	(4.5)	(26.8)	(10.6)
Loss before taxes	**(53.7)**	**(42.2)**	**(67.8)**	**(69.0)**	**(118.6)**	**(129.2)**	**(73.8)**	**(11.4)**
Income tax benefit (provision)	7.1	4.4	(0.9)	6.7	10.6	8.8	3.8	2.8
Net loss	**($46.7)**	**($37.9)**	**($68.7)**	**($62.3)**	**($108.0)**	**($120.5)**	**($70.0)**	**($8.7)**
Other comprehensive income								
Unrealized gains on cash flow hedge, net of tax	0.1	3.2	—	—	—	—	—	—
Comprehensive loss	**($46.6)**	**($34.7)**	**($68.7)**	**($62.3)**	**($108.0)**	**($120.5)**	**($70.0)**	**($8.7)**

Subtotals in the schedule above may not foot due to rounding. Amounts above are unaudited.

11

Quarterly GAAP to Non-GAAP Reconciliations – Center Margin 2022 2021 2021 ($M) Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Loss from operations ($46.0) ($38.8) ($60.5) ($64.9)  ($113.8)  ($124.7)  ($47.0)  ($0.9)       Adjusted for:       Depreciation and amortization 18.9 17.9 16.7 15.7  15.4   13.8   12.8   12.2  General and administrative (1) 89.8 81.2 103.6 103.4  152.7   162.9   85.5   32.7  Center Margin $62.7 $60.3 $59.8 $54.2  $54.2   $52.1   $51.2   $44.0  Subtotals in the schedule above may not foot due to rounding. 1 - Represents salaries, wages and employee benefits for our executive leadership, finance, human resources, marketing, billing and credentialing support and technology infrastructure and stock and unit-based compensation for all employees.

Quarterly GAAP to Non-GAAP Reconciliations – Adjusted EBITDA   2022 2021 2021 ($M) Q4 Q3 Q2 Q1 Q1 Q4 Q3 Q2 Q1         Net loss ($46.7) ($37.9) ($68.7) ($62.3) ($62.3) ($108.0) ($120.5) ($70.0) ($8.7)                   Adjusted for:                 Interest expense 5.2 4.2 7.1 3.4 3.4 3.6 3.5 23.2 8.6 Depreciation and amortization 18.9 17.9 16.7 15.7 15.7 15.4 13.8 12.8 12.2 Income tax (benefit) provision (7.1) (4.4) 0.9 (6.7) (6.7) (10.6) (8.8) (3.8) (2.8) Loss (gain) on remeasurement of contingent consideration 2.2 (1.2) 0.2 0.4 0.4 1.1 0.9 0.3 0.3 Stock and unit-based compensation 35.2 34.9 57.5 59.9 59.9 108.6 120.7 29.5 0.6 Management fees (1) — — — - — — — 1.4 0.1 Loss on disposal of assets 0.1 0.1 — - — 0.0 — — — Transaction costs (2) 0.2 0.2 0.0 0.3 0.3 0.1 0.1 2.0 1.5 Offering related costs (3) — — — - — — — 8.7 — Endowment to the LifeStance Health Foundation — — — - — — — 10.0 — Executive transition costs 0.8 0.5 — - — — — — — Litigation costs (4) 0.7 0.1 — - — — — — — Other expenses (5) 0.6 0.9 0.9 1.8 1.8 1.1 0.9 0.5 0.6 Adjusted EBITDA $10.2 $15.4 $14.6 $12.5 $12.5 $11.4 $10.7 $14.5 $12.6           Subtotals in the schedule above may not foot due to rounding.           (1) Represents management fees paid to certain of our executive officers and affiliates of our principal stockholders pursuant to the management services agreement entered into in connection with the acquisition of LifeStance by affiliates of TPG Inc. ( the “TPG Acquisition”). During the year ended December 31, 2021, the management services agreement terminated in connection with the IPO and we were required to pay a one-time fee of $1.2 million to such parties. (2) Primarily includes capital markets advisory, consulting, accounting and legal expenses related to our acquisitions. (3) Primarily includes non-recurring incremental professional services, such as accounting and legal, and directors' and officers' insurance incurred in connection with the IPO. (4) Litigation costs include only those costs which are considered non-recurring and outside of the ordinary course of business based on the following considerations, which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) the complexity of the case, (iii) the nature of the remedy(ies) sought, including the size of any monetary damages sought, (iv) the counterparty involved, and (v) our overall litigation strategy. (5) Primarily includes costs incurred to consummate or integrate acquired centers, certain of which are wholly-owned and certain of which are affiliated practices, in addition to the compensation paid to former owners of acquired centers and related expenses that are not reflective of the ongoing operating expenses of our centers. Acquired center integration and other are components of general and administrative expenses included in our consolidated statements operations and comprehensive loss. Former owner fees is a component of center costs, excluding depreciation and amortization included in our consolidated statements of operations and comprehensive loss.

LifeStance HEALTH

Non-GAAP Financial Metrics

($M)	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021 Q4	2021 Q3	2021 Q2	2021 Q1
Key Metrics								
Clinicians	**5,631**	**5,431**	**5,226**	**4,989**	**4,790**	**4,375**	**3,975**	**3,301**
Total Revenue	**$229.4**	**$217.6**	**$209.5**	**$203.1**	**$190.1**	**$173.8**	**$160.5**	**$143.1**
Center costs, excluding depreciation and amortization	166.7	157.3	149.7	148.9	135.8	121.8	109.3	99.1
Center Margin (Non-GAAP)	**$62.7**	**$60.3**	**$59.8**	**$54.2**	**$54.2**	**$52.1**	**$51.2**	**$44.0**
% Margin	*27.3%*	*27.7%*	*28.5%*	*26.7%*	*28.5%*	*29.9%*	*31.9%*	*30.7%*
General and administrative	89.8	81.2	103.6	103.4	152.7	162.9	85.5	32.7
Depreciation and amortization	18.9	17.9	16.7	15.7	15.4	13.8	12.8	12.2
Loss from operations	**(46.0)**	**(38.8)**	**(60.5)**	**(64.9)**	**(113.8)**	**(124.7)**	**(47.0)**	**(0.9)**
Other (expenses) income								
Other (expenses) income	(0.6)	1.0	(8.3)	2.5	5.7	4.2	(23.0)	(7.8)
Net loss	**($46.7)**	**($37.9)**	**($68.7)**	**($62.3)**	**($108.0)**	**($120.5)**	**($70.0)**	**($8.7)**
Other comprehensive income								
Unrealized gains on cash flow hedge, net of tax	0.1	3.2	—	—	—	—	—	—
Comprehensive loss	**($46.6)**	**($34.7)**	**($68.7)**	**($62.3)**	**($108.0)**	**($120.5)**	**($70.0)**	**($8.7)**
Adjusted EBITDA build								
Net loss	(46.7)	(37.9)	(68.7)	(62.3)	(108.0)	(120.5)	(70.0)	(8.7)
Interest expense	5.2	4.2	7.1	3.4	3.6	3.5	23.2	8.6
Depreciation and amortization	18.9	17.9	16.7	15.7	15.4	13.8	12.8	12.2
Income tax (benefit) provision	(7.1)	(4.4)	0.9	(6.7)	(10.6)	(8.8)	(3.8)	(2.8)
Loss (gain) on remeasurement of contingent consideration	2.2	(1.2)	0.2	0.4	1.1	0.9	0.3	0.3
Stock and unit-based compensation	35.2	34.9	57.5	59.9	108.6	120.7	29.5	0.6
Management fees	—	—	—	—	—	—	1.4	0.1
Loss on disposal of assets	0.1	0.1	—	—	0.0	—	—	—
Transaction costs	0.2	0.2	0.0	0.3	0.1	0.1	2.0	1.5
Offering related costs	—	—	—	—	—	—	8.7	—
Endowment to the LifeStance Health Foundation	—	—	—	—	—	—	10.0	—
Executive transition costs	0.8	0.5	—	—	—	—	—	—
Litigation costs	0.7	0.1	—	—	—	—	—	—
Other expenses	0.6	0.9	0.9	1.8	1.1	0.9	0.5	0.6
Adjusted EBITDA (Non-GAAP)	**$10.2**	**$15.4**	**$14.6**	**$12.5**	**$11.4**	**$10.7**	**$14.5**	**$12.6**
% Margin	*4.4%*	*7.1%*	*7.0%*	*6.2%*	*6.0%*	*6.2%*	*9.1%*	*8.8%*

Subtotals in the schedule above may not foot due to rounding.

14

LifeStance HEALTH

Quarterly Balance Sheets

	2022				2021			
($M)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Cash and cash equivalents	108.6	90.3	96.7	114.0	148.0	212.1	276.2	39.5
Patient accounts receivable, net	100.9	113.3	99.7	95.0	76.1	70.1	60.1	47.8
Prepaid expenses and other current assets	23.7	49.0	47.9	54.3	42.4	46.1	27.8	22.3
Total current assets	**233.2**	**252.6**	**244.3**	**263.3**	**266.5**	**328.3**	**364.1**	**109.6**
Property and equipment, net	194.2	193.4	190.7	170.9	152.2	115.1	91.8	70.8
Right-of-use assets	199.4	—	—	—	—	—	—	—
Intangible assets, net	263.3	272.5	282.1	291.2	300.4	308.0	316.5	323.3
Goodwill	1,272.9	1,249.8	1,243.7	1,229.3	1,204.5	1,160.0	1,138.7	1,099.7
Other noncurrent assets	10.8	11.4	7.9	3.7	3.5	3.4	3.3	2.9
Total noncurrent assets	1,940.6	**1,727.1**	**1,724.4**	**1,695.1**	**1,660.6**	**1,586.4**	**1,550.4**	**1,496.7**
Total assets	**$2,173.9**	**$1,979.7**	**$1,968.7**	**$1,958.4**	**$1,927.1**	**$1,914.8**	**$1,914.4**	**$1,606.3**
Accounts payable	12.3	7.9	12.9	15.1	14.2	3.1	10.0	5.9
Accrued payroll expenses	75.7	61.6	61.2	73.2	60.0	57.6	50.4	45.4
Other accrued expenses	30.4	29.3	26.2	21.8	26.5	28.3	38.8	25.7
Current portion of contingent consideration	15.9	10.8	9.0	13.5	14.1	14.0	10.9	14.9
Operating lease liabilities, current	38.8	—	—	—	—	—	—	—
Other current liabilities	2.9	2.6	2.2	2.0	2.0	2.2	2.6	4.9
Total current liabilities	**176.0**	**112.3**	**111.5**	**125.6**	**116.8**	**105.2**	**112.6**	**96.8**
Long-term debt, net	225.1	212.0	203.4	177.4	157.4	157.5	157.1	387.3
Operating lease liabilities, noncurrent	212.6	—	—	—	—	—	—	—
Contingent consideration, net of current portion	—	1.5	3.7	1.1	3.3	3.1	3.2	1.1
Deferred tax liability, net	38.7	55.4	54.3	54.3	54.3	81.2	81.2	81.2
Other noncurrent liabilities	2.8	67.0	64.5	57.5	50.3	22.9	15.7	14.2
Total noncurrent liabilities	**479.1**	**335.9**	**325.8**	**290.3**	**265.3**	**264.7**	**257.2**	**483.8**
Total liabilities	**$655.1**	**$448.2**	**$437.4**	**$415.9**	**$382.1**	**$369.9**	**$369.8**	**$580.5**
Redeemable units	—	—	—	—	—	—	—	**71.8**
Common stock/units	3.8	3.8	3.8	3.7	3.7	3.7	3.7	1,010.5
Additional paid-in capital	2,084.3	2,050.5	2,015.7	1,958.2	1,898.4	1,790.2	1,669.5	2.1
Accumulated other comprehensive income	3.3	3.2	—	—	—	—	—	—
Accumulated deficit	(572.6)	(526.0)	(488.1)	(419.4)	(357.1)	(249.0)	(128.6)	(58.6)
Total stockholders'/members' equity	**1,518.7**	**1,531.5**	**1,531.3**	**1,542.5**	**1,545.0**	**1,544.9**	**1,544.6**	**954.0**
Total liabilities, redeemable units and stockholders'/members' equity	**$2,173.9**	**$1,979.7**	**$1,968.7**	**$1,958.4**	**$1,927.1**	**$1,914.8**	**$1,914.4**	**$1,606.3**

Subtotals in the schedule above may not foot due to rounding. Amounts above are unaudited.

15

Statements of Cash Flows

($M)	Successor			Predecessor
	2022 FY	2021 FY	April 13 to December 31, 2020	January 1 to May 14, 2020
CASH FLOWS FROM OPERATING ACTIVITIES				
Net loss	**(215.6)**	**(307.2)**	**(13.1)**	**(24.9)**
Adjustments to reconcile net loss to net cash provided by (used by) operating activities:				
Depreciation and amortization	69.2	54.1	27.7	3.3
Non-cash operating lease costs	38.2	—	—	—
Stock and unit-based compensation	187.4	259.4	1.5	—
Deferred income taxes	(16.7)	(26.9)	(4.2)	(2.3)
Loss on debt extinguishment	3.4	14.4	3.1	—
Amortization of discount and debt issue costs	1.9	1.8	0.8	0.2
Loss (gain) on remeasurement of contingent consideration	1.7	2.6	0.6	(0.3)
Loss on disposal of assets	0.2	—	—	—
Endowment of shares to LifeStance Health Foundation	—	9.0	—	—
Change in operating assets and liabilities, net of businesses acquired:				
Patient accounts receivable, net	(21.7)	(24.2)	(8.2)	(5.1)
Prepaid expenses and other current assets	(3.4)	(29.1)	(1.1)	(4.5)
Accounts payable	7.7	0.6	2.5	(1.6)
Accrued payroll expenses	12.1	15.3	0.1	8.8
Operating lease liabilities	(13.2)	—	—	—
Other accrued expenses	1.6	39.6	(31.5)	40.0
Net cash provided by (used by) operating activities	**$52.8**	**$9.4**	**($22.0)**	**$13.4**
CASH FLOWS FROM INVESTING ACTIVITIES				
Purchases of property and equipment	(79.3)	(94.5)	(25.3)	(12.8)
Acquisition of Predecessor, net of cash acquired	—	—	(646.7)	—
Acquisitions of businesses, net of cash acquired	(60.2)	(99.6)	(164.1)	(12.3)
Net cash used in investing activities	**($139.5)**	**($194.1)**	**($836.1)**	**($25.1)**
CASH FLOWS FROM FINANCING ACTIVITIES				
Proceeds from initial public offering, net of underwriters discounts and commissions and deferred offering costs	—	548.9	—	—
Issuance of common units to new investors	—	1.0	21.0	—
Contributions from Members related to acquisition of Predecessor	—	—	633.6	—
Repurchase of Series A redeemable convertible preferred units	—	—	—	(1.0)
Proceeds from long-term debt, net of discount	257.3	98.8	392.1	74.4
Payments of debt issue costs	(7.3)	(2.4)	(8.7)	(0.7)
Payments of long-term debt	(187.8)	(311.4)	(156.8)	(18.2)
Prepayment for debt paydown	(1.6)	(8.8)	—	—
Payments of contingent consideration	(12.5)	(12.3)	(4.3)	(19.1)
Taxes related to net share settlement of equity awards	(0.9)	—	—	—
Net cash provided by financing activities	**$47.3**	**$313.9**	**$876.9**	**$35.4**
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	**($39.4)**	**$129.2**	**$18.8**	**$23.7**
Cash and Cash Equivalents - Beginning of period	148.0	18.8	-	3.5
CASH AND CASH EQUIVALENTS – END OF PERIOD	**$108.6**	**$148.0**	**$18.8**	**$27.2**

Subtotals in the schedule above may not foot due to rounding.

16

2022 ($M) Q4 Q3 Q2 Q1 Net cash provided by operating activities $36.0 $5.7 $7.8 $3.3       Purchases of property and equipment ($10.4) ($15.1) ($25.9) ($27.9) Free Cash Flow $25.6 ($9.4) ($18.1) ($24.6) We define FCF, a non-GAAP performance measure, as net cash provided by operating activities less purchases of property and equipment. We believe that FCF is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our operations that, after investments in property and equipment, can be used for future growth. FCF is presented for supplemental informational purposes only and has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities. It is important to note that other companies, including companies in our industry, may not use this metric, may calculate metrics differently, or may use other financial measures to evaluate their liquidity, all of which could reduce the usefulness of this non-GAAP metrics as a comparative measure. The above table presents a reconciliation of net cash provided by operating activities to FCF, the most directly comparable financial measure calculated in accordance with GAAP. Quarterly GAAP to Non-GAAP Reconciliations – Free Cash Flow (FCF)

Quarterly Visits and Total Revenue Per Visit 2022 Q4 Q3 Q2 Q1 Total Revenue ($M) $229.4 $217.6 $209.5 $203.1 Total Visits (000s) 1,487 1,429  1,413  1,392 Total Revenue Per Visit (TRPV) $154 $152 $148 $146